Investor Day May 15, 2017 Exhibit 99.1

Regulation G: Non-GAAP Measures and Reconciliation of Non-GAAP Measures to GAAP Measures. The information presented herein regarding certain unaudited non-GAAP measures does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Univar has included this non-GAAP information to assist in understanding the operating performance of the company and its operating segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Univar filings with the SEC has been reconciled with reported U.S. GAAP results in Annex A to this presentation. RISK FACTORS AND CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS. Forward looking statements and information. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Some of the forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “should,” “could,” “seeks,” “intends,” “plans,” “estimates,” “anticipates” or other comparable terms. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs or current expectations concerning, among other things, our results of operations, financial condition, macro-economic conditions, liquidity, prospects, business trends, currency trends, competition, markets, growth strategies and the industries in which we operate and including, without limitation, statements relating to our estimated or anticipated financial performance or results. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industries in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and liquidity, and the development of the industries in which we operate are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results, conditions or developments in subsequent periods. A number of important factors could cause actual results to differ materially from those contained in or implied by the forward-looking statements, including those reflected in forward-looking statements relating to our operations and business and the risks and uncertainties discussed in “Risk Factors.” Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: general economic conditions, particularly fluctuations in industrial production and the demands of our customers; disruptions in the supply of chemicals we distribute or our customers’ or producers' operations; termination or change of contracts or relationships with customers or producers on short notice; the price and availability of chemicals, or a decline in the demand for chemicals; our ability to pass through cost increases to our customers; our ability to meet customer demand for a product; trends in oil and gas prices; our ability to execute strategic investments, including pursuing acquisitions and/or dispositions, and successfully integrating and operating acquired companies; challenges associated with international operations, including securing producers and personnel, import/export requirements, compliance with foreign laws and international business laws and changes in economic or political conditions; our ability to effectively implement our strategies or achieve our business goals; exposure to interest rate and currency fluctuations; competitive pressures in the chemical distribution industry; consolidation of our competitors; our ability to implement and efficiently operate the systems needed to manage our operations; the risks associated with security threats, including cybersecurity threats; increases in transportation costs and changes in our relationship with third party carriers; the risks associated with hazardous materials and related activities; accidents, safety failures, environmental damage, product quality issues, major or systemic delivery failures involving our distribution network or the products we carry or adverse health effects or other harm related to the materials we blend, manage, handle, store, sell or transport; evolving laws and regulations relating to hydraulic fracturing and risks associated with chemicals used in hydraulic fracturing; losses due to potential product liability claims and recalls and asbestos claims; compliance with extensive environmental, health and safety laws, including laws relating to our environmental services businesses and the investigation and remediation of contamination, that could require material expenditures or changes in our operations; general regulatory and tax requirements; operational risks for which we may not be adequately insured; ongoing litigation and other legal and regulatory actions and risks, including asbestos claims; potential impairment of goodwill; inability to generate sufficient working capital; loss of key personnel; labor disruptions and other costs associated with the unionized portion of our workforce; negative developments affecting our pension plans and multi-employer pensions; the impact of labeling regulations; and our substantial indebtedness and the restrictions imposed by our debt instruments and indenture. You should read this presentation, including the uncertainties and factors discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016 completely and with the understanding that actual future results may be materially different from expectations. All forward-looking statements made in this presentation are qualified by these cautionary statements. These forward-looking statements are made only as of the date of this presentation and we do not undertake any obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise and changes in future operating results over time or otherwise. Comparisons of results between current and prior periods are not intended to express any future trends, or indications of future performance, unless expressed as such, and should only be viewed as historical data. There have been no material changes from the “Risk Factors” disclosed in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. The financial projections in this presentation were based on numerous variables and assumptions that are inherently uncertain, many of which are beyond the control of Univar’s management. Important factors that may affect actual results and cause the financial projections described below not to be achieved include, but are not limited to, risks and uncertainties set forth under “Risk Factors” in our annual report on Form 10-K and in our other filings with the SEC from time to time. In order to present the projected financial information regarding Univar, management made certain assumptions regarding Univar with respect to market performance, industry performance, company performance and certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in the financial projections. Accordingly, there can be no assurance that any aspects of the financial projections described below will be realized. The inclusion of the financial projections should not be regarded as an indication that Univar or its management considered that any information contained in those financial projections are necessarily predictive of actual future events, and nothing in them should be relied upon as such. None of Univar and its affiliates, officers, directors, partners, advisors or other representatives can give any assurance that actual results will not differ from the financial projections described below, and none of them undertakes any obligation to update or otherwise revise or reconcile them to reflect circumstances existing after the date hereof or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the projections are shown to be in error. Univar does not intend to make publicly available any update or other revision to any such financial projections. None of Univar or its respective affiliates, officers, directors, partners, advisors or other representatives has made, makes or is authorized in the future to make any representation regarding Univar’s ultimate performance compared to the information contained in the financial projections or that forecasted results will be achieved. Neither Univar’s independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the financial projections in this presentation, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for the financial projections described below.

Today’s Speakers Stephen D. Newlin, Chairman and Chief Executive Officer Proven leader in transforming and growing global chemical businesses 40+ years in chemical and distribution industries. Joined Univar in May 2016 as President & CEO. Appointed Chairman in November 2016. Former PolyOne Chairman, President, & CEO. Grew market capitalization by more than 3,000% from trough. Served as President, COO, & Vice Chairman of Nalco and President, Industrial Sector at Ecolab. David C. Jukes, President and Chief Operating Officer Global chemical distribution industry veteran with a track record of growth 35+ years in chemical distribution industry. Direct responsibility for transforming Univar’s largest operating segment. Joined Univar in 2002, holding senior leadership roles, including President of EMEA; Vice President, Sales & Marketing, EMEA; Regional Director of Univar UK, Ireland, the Nordics and Distrupol. Jennifer A. McIntyre, Senior Vice President, Supply Chain Operations, USA Accomplished operations and supply chain leader with deep chemical industry experience 30+ years of experience in the chemical manufacturing industry with Dow and Rohm & Haas, leading operations, planning, transportation, engineering, continuous improvement, indirect procurement, and quality. Joined Univar in June 2013 as Vice President of Regional Supply Chain. Established baseline supply chain capabilities at Univar, including key performance indicators, improved on-time delivery by 15 percentage points to greater than 95 percent, and formed quality and continuous improvement teams. Carl J. Lukach, Executive Vice President, Chief Financial Officer Global financial leader with strong capabilities in chemical industry 37+ year in finance and operations. Joined Univar in December 2014 as Executive Vice President and CFO. Led Univar’s initial public offering; a debt refinancing that reduced annual interest expense by $100 million; and subsequent secondary offerings of the company’s common stock. Held several senior financial and commercial leadership positions at DuPont, including President, DuPont Asia Pacific.

Agenda 1:30 – 1:40 PM Welcome and Introduction David Lim 1:40 – 2:00 PM Igniting Sustainable Growth Steve Newlin 2:00 – 2:30 PM Commercial Greatness David Jukes 2:30 – 2:40 PM Break 2:40 – 3:00 PM Operational Excellence Jennifer McIntyre 3:00 – 3:20 PM Financial Highlights and Goals Carl Lukach 3:20 – 3:50 PM Q&A and Closing Remarks Management 4:00 – 5:00 PM Reception

Diversified, Asset Light Business Model (1) Based on 2016 sales. Other represents markets where we have less than 3% revenue in 2016. Highly Diverse Customer Base Top 10 represent ~9% of sales Strong Free Cash Flow Generation 10-year average capex/sales of 1.2% Asset Light Premier Global Supplier Partners Top 10 represent ~35% of chemical purchases No end market represents more than 14% of sales(1)

Steve Newlin Chairman and Chief Executive Officer Investor Day May 15, 2017

Large and growing market Solid foundation, scale Clear path to growth Disciplined capital deployment Strong, experienced management team Univar Is a Leader Today Future success builds upon our current strengths

Who We Are Our Vision To be the world leader in chemical and ingredient distribution and related services where the best people want to work, benefiting all stakeholders Our Guiding Principles Relationships Performance Profitable Growth Safety Integrity Our Commitment to Safety Safe Working Conditions Protect the Environment Continuous Improvement of Environment, Health, & Safety

Large Growing Market Global Chemical Industry Growth ¢ Total chemical consumption ¢ Addressable by third-party distribution ¢ Third-party chemical distribution 2008 $125 Billion $2.1 Trillion $1.4 Trillion 2013 $181 Billion $2.5 Trillion $1.9 Trillion +6.5% CAGR +4.4% CAGR Third-party chemical distribution as % of addressable market 9.1% Third-party chemical distribution as % of addressable market 9.7% Third-party chemical distribution growth outpacing broader chemical demand Third-party chemical distribution CAGR 5.6% through 2018 Source: Boston Consulting Group “Specialty Chemical Distribution – Market Update: Strategic Imperatives for Suppliers and Distributors” (April, 2014), Note: Market share based on 2016 revenue. Estimates were converted from EUR to USD at average 2016 exchange rate of 1.08. Market excludes non-distribution products such as ethylene and propylene.

Highly Fragmented Industry $200B+ Global Third-party Chemical Distribution Market Today Canada Univar is a leading distributor in a highly fragmented industry ¢ Brenntag ¢ Univar ¢ IMCD Top Three 10% $200B+ Source: Boston Consulting Group “Specialty Chemical Distribution – Market Update: Strategic Imperatives for Suppliers and Distributors” (April, 2014), Note: Market share based on 2016 revenue. Estimates were converted from EUR to USD at average 2016 exchange rate of 1.08. Market excludes non-distribution products such as ethylene and propylene.

Compelling Value Proposition Safe and responsible handling, warehousing, and delivery Package sizes to fit customer needs Broad portfolio of branded products Security of supply Short-order lead times Technical expertise and product support Value-added services Safe and responsible handling, warehousing, and delivery Expand market reach – “feet on the street” Small order size repackaging and transaction processing Value-based selling/Improving execution Business market intelligence Univar Benefits Our Customers Univar Benefits Our Supplier Partners Safely reducing complexity and costs and driving market penetration and growth Simplified, safe, and reliable sourcing and lower total cost of ownership

Attractive Growth Drivers Univar is well positioned for growth Chemical distribution industry growth Outsourcing Supplier driven · Underpenetrated addressable chemicals market Industry Consolidation Highly fragmented · Driven by suppliers and customers Market Growth GDP · Industrial production Valued-Added Services Customer driven · Higher margin Regulatory Increasing complexity · Barriers to entry

Global Scale with Local Expertise CANADA 16% OF GLOBAL SALES USA 58% OF GLOBAL SALES EMEA 21% OF GLOBAL SALES REST OF WORLD 5% OF GLOBAL SALES

Strategic Priorities Increase Profitability/Return on Investment One Univar Develop a healthy, high-performance culture with discipline and rigor Leverage brightest ideas and best practices across our global organization Operational Excellence Drive process discipline, optimize assets, and leverage technology Exceed customer expectations safely, reliably, and efficiently Drive continuous improvement in all we do Igniting Sustainable Growth Commercial Greatness Develop the best equipped and highly skilled sales force Drive marketing excellence Build long-term bonds with customers and supplier partners Create and capture value for all stakeholders

Focused Organization Performance-Driven culture Aligned, compensation and incentives Strong industry experienced management team

Today Future State Low Growth High Leverage Financial Superior Growth Optimal Capital Structure Lean Decentralized Facilities Manual Operations Fit Optimized Supply Chain Digital Transactional Sellers Commodity Centered Volume Vendor Commercial Consultative Sales Specialty Augmentation Value Supplier Partners Univar’s Transformation

2021 Financial Targets Note: Excluding acquisitions. GAAP EPS was a loss of $0.50 per share. The amount shown excludes a non-cash impairment related charge associated with upstream oil and gas assets, a non-cash pension mark-to-market adjustment, and a non-cash revaluation of deferred taxes. In USD millions 2016 2019 3 Year CAGR 2021 5 Year CAGR Revenue $8,074 ~$8,800 $8,500–9,100 2–4% >$9,500 3%+ Adjusted EBITDA $563 ~$775 $750–800 10–12% >$975 11%+ % margin 7.0% ~8.8% >10% EPS $0.83 (1) ~$2.15 $2.00–2.30 35–40% >$3.00 30%+

Capital Deployment Priorities Deleveraging Long-term leverage target of 3.0–3.5x Adjusted EBITDA Accretive Acquisitions Strategic, selective, and disciplined acquisitions Reinvest in Our Core Business Sales force development and digital tools to lower cost per transaction, improve customer experience, and expand market reach Balance deleveraging and growth

Key Investment Highlights Large, attractive and growing market Solid foundation Industry experienced management team Clear path to growth Strong free cash flow $

David Jukes President and Chief Operating Officer Investor Day May 15, 2017

Continue to strengthen presence in Ag Oil & Gas market showing signs of improvement Grow share in Industrial East CANADA Transformation plan underway Improve business win/loss Drive gross profit growth and reduce operating costs USA Sluggish macroeconomic environment Asset footprint right sized Drive growth through Focused Industries and Local Chemical Distribution EMEA Executing well in a difficult environment Expand specialty portfolio Grow through acquisitions ROW Business Segment Overview

Commercial Diagnostic Underinvestment in lead generation Lack of focus on differentiated products Supplier gaps in key chemistries Sales Growth Skill gaps on prospecting, negotiations, and value marketing Incentives were capped and over weighted on fixed pay Status quo culture – not going after new business Sales Force Effectiveness Manual processes Lack of discipline Cost to Serve Leakage Lack of discipline Decentralized Value Capture

Commercial Greatness Defined Build long-term bonds with our customers and supplier partners Best equipped and skilled sales force Marketing excellence Create and capture value for all stakeholders

Overview of Organize to Win Local Chemical Distribution (LCD) Focused Industries (FI) Bulk Chemical Distribution (BCD) Services FOCUS ON: sites and customers within 200 mile radius chosen market and vertical product buy and sell both Inorganics and Organics chosen value added services ACCOUNTABILITY BY: Site Vertical Single product group Individual business unit Organization structured around asset type and customer need with clear accountability for profit, creating value through specialization Univar USA Shared Support & Supply Chain

Why Is This a Winning Approach? Market Driven Streamline Execution Energize Our People Structure reflects customer and supplier demands Focused Industries Local Chemical Distribution Bulk Chemical Distribution Services Reduces bureaucracy through Dedicated business units Focused support and guidance Marketing excellence Energize and empower our people by Enhancing accountability Eliminating double roles Focusing expertise

Commercial Transformation Grow differentiated products Improve go-to-market execution Increase customer acquisition Deepen key supplier relationships Sales Growth Consultative sales training New hires Aligned incentives Sales Force Effectiveness Rigorous controls and processes Digital customer experience Cost to Serve Leakage Execution Optimization Value Capture

Sales Growth Grow Differentiated Products Increase market penetration in higher growth potential end markets Improve our business mix Go-to-Market Execution Selling to < 20% of possible customers Re-engage smaller customer base Increase Customer Acquisition Proactive outreach and account management Dedicated inside sales and digital channels Deepen Supplier Relationships Increase supplier authorizations by demonstrating we can drive sales growth for their products Reach customers and market segments they can’t economically serve

Sales Force Effectiveness Consultative Sales Training Specific industry and end market focused Value-based selling approach New Hires Technical expertise Selling and prospecting skills Incentives Higher variable portion of compensation No cap on incentive compensation Reward for profitable growth

Value Capture Execution Align with market and Univar expectations Reduce variability Optimization Determine optimal value for package size, custom packaging service, and processing Ensure we appropriately value each transaction Improve our returns to match the level of service provided

Cost to Serve Leakage Rigorous Controls & Processes Digital Customer Experience Ensure we charge for level of service Charge pallet and tote deposits Custom packaging Specialty services (custom blends, dilution, etc.) Restocking and rush order fees Online platform for product review and purchase Reduce transaction costs Increase order taking efficiency Allows for eMarketing and promotion Expand the market

Supply Chain Supply Chain aligned to each of our lines of business Shared Support & Supply Chain Univar USA Focused Industries Local Chemical Distribution Bulk Chemical Distribution Services

Today Future State Low Growth High Leverage Financial Superior Growth Optimal Capital Structure Lean Decentralized Facilities Manual Operations Fit Optimized Supply Chain Digital Transactional Sellers Commodity Centered Volume Vendors Commercial Consultative Sales Specialty Augmentation Value Supplier Partners Univar’s Transformation

Investor Day May 15, 2017 Jennifer McIntyre Senior Vice President, Supply Chain Operations, USA

Operational Excellence Defined Engaged and empowered employees… Exceed customer expectations safely, reliably, and efficiently Drive process discipline, optimize assets, leverage technology Continuous improvement in all we do Support double-digit earnings growth

USA Footprint Cover 95% of the GDP in the U.S. with less than two-day lead time

Operational Capabilities Safe and Responsible Handling Warehousing Transportation

Safety Reduced injury rate by half in last 5 years Goal to reduce it by half again in 2017 On-time Delivery Improved on-time delivery rate to greater than 96% from less than 85% in 2014 KPI Management Systems Implemented uniform KPIs across U.S. Track safety, customer service, productivity, and cost to serve Management reviews to drive improvement Supply Chain Technology Demand planning and fulfillment In-cab telematics platform. Improve asset and driver productivity Transportation management system: optimize private fleet and common carriers Achievements to Date

Areas of Focus Site Productivity Align service with commercial team Increase personnel productivity Transportation Right size asset base Optimize common carrier and private fleet Network Optimization Consolidate and rationalize sites based on financial and operating performance Working Capital Inventory management Indirect Procurement Centralize and leverage resources

Site Productivity ~$10M Annualized Cost Savings Performance Management Improve visibility of KPIs to all employees Physical Product and Building Layout Optimize product floor plans to reduce picking time Non-personnel Spend Cost savings opportunities, e.g. pallets, forklifts

Site Optimization Pilot Note: Simplified representation of the Houston Branch pilot. Fast-moving Med velocity Slow-moving Pilot Plant Physical Product and Building Layout Pre-Site Optimization Post-Site Optimization

Site Optimization Pilot (cont’d) Significant increase in site productivity Site productivity initiatives doubled efficiency within seven weeks Week 7

Transportation Right Size Our Asset Base Opportunity to share assets across branches Optimize Day-to-day Univar Fleet Operations Improve operating discipline on pre-trip and post-trip inspections and increase efficiency at customer site Improve Our Linehaul Rates Full RFP on all our carrier freight Refine Common Carrier and Univar Fleet Mix Assess the right mix of carrier and fleet

Improve Day-to-day Fleet Operations Select Univar pre- and post-trip time vs. target 140% improvement opportunity In minutes Opportunity to significantly reduce unproductive time during pre- and post-trip Target Non-managed Branches Managed Branches Target Pre-trip time Post-trip time

Transportation Right Size Our Asset Base Opportunity to share assets across branches Optimize Day-to-day Univar Fleet Operations Improve operating discipline on pre-trip and post-trip inspections and increase efficiency at customer site Improve Our Linehaul Rates Full RFP on all our carrier freight Refine Common Carrier and Univar Fleet Mix Assess the right mix of carrier and fleet $20M Annualized Cost Savings

Network Optimization Close Non-performing Sites Closed 8 branches in 2016. 1 additional closure in Q1 2017 Continue to evaluate individual branches Branch Consolidation Rationalize facilities and increase throughput of branches Activity Rationalization Improve utilization rates, lower overall costs, and optimize product flow Asset Light Seek asset light alternatives if available in some smaller markets $10M Annualized Cost Savings

Working Capital and Indirect Procurement Improve Inventory Productivity Customer Segmentation SKU Rationalization Stocking Strategies Clear Accountability Align with Organize to Win commercial structure Indirect Procurement Expand categories under management Centralized resources 10% Inventory Turns Improvement $10M Annualized Cost Savings

Continuous Improvement DNA Lean Six Sigma Current 2017 2018 Black Belt 14 20 20 Green Belt (classroom) 2:1 ratio to Black Belt target 13 25 40 Yellow Belt (web & class) 146 350 500 C.I./Lean Intro Train (web based) ~250 1,200 4,000+ Note: Proposed number of training candidates to be determined based on combination of talent development and role/functional requirements. Black Green Yellow C.I. Lean Awareness

Today Future State Low Growth High Leverage Financial Superior Growth Optimal Capital Structure Lean Decentralized Facilities Manual Operations Fit Optimized Supply Chain Digital Transactional Sellers Commodity Centered Volume Vendors Commercial Consultative Sales Specialty Augmentation Value Supplier Partners Univar’s Transformation

Carl Lukach Executive Vice President, Chief Financial Officer Investor Day May 15, 2017

Attractive Financial Profile Rising Margins; Deleveraging (1) Free cash flow: Net cash provided by operating activities less capital expenditures. Gross Margin and Gross Profit In $USD millions Adjusted EBITDA Margin and Adjusted EBITDA In $USD millions Free Cash Flow (1) In $USD millions Net Debt and Leverage Ratio In $USD billions 4.9x 4.7x 5.7x 4.7x

Three Value Creation Pathways Large Growing Market 3 Outsourcing trend Value proposition to customers and supplier partners Market Expansion Grow the Enterprise 2 Strategic marketing Product authorizations Scalable acquisitions Improve win/loss ratio Increase Share Increase Profitability 1 Sales force execution Mix enrichment Lower transaction costs Improve Margins

Note: Excluding acquisitions. GAAP EPS was a loss of $0.50 per share. The amount shown excludes a non-cash impairment related charge associated with upstream oil and gas assets, a non-cash pension mark-to-market adjustment, and a non-cash revaluation of deferred taxes. In USD millions 2016 2019 3 Year CAGR 2021 5 Year CAGR Revenue $8,074 ~$8,800 $8,500–9,100 2–4% >$9,500 3%+ Gross Profit $1,727 ~$1,990 $1,930–2,070 4–6% >$2,240 5%+ % margin 21.4% ~22.7% ~23.6% Adjusted EBITDA $563 ~$775 $750–800 10–12% >$975 11%+ % margin 7.0% ~8.8% >10% EPS $0.83 (1) ~$2.15 $2.00–2.30 35–40% >$3.00 30%+ Financial Targets Excluding Acquisitions

In USD millions 2016 2019 3 Year CAGR 2021 5 Year CAGR Revenue $8,074 ~$9,400 $9,100–9,700 4–6% >$10,500 5%+ Gross Profit $1,727 ~$2,130 $2,060–2,200 6–8% >$2,480 7%+ % margin 21.4% ~22.7% ~23.6% Adjusted EBITDA $563 ~$825 $800–850 12–14% >$1,075 13%+ % margin 7.0% ~8.8% >10% EPS $0.83 (2) ~$2.30 $2.15–2.45 37–43% >$3.50 33%+ Financial Targets Assumes $200M of Acquisitions Per Year (1) Assumes $200 million of acquisition spend per year at 7.5x EBITDA beginning in 2018. GAAP EPS was a loss of $0.50 per share. The amount shown excludes a non-cash impairment related charge associated with upstream oil and gas assets, a non-cash pension mark-to-market adjustment, and a non-cash revaluation of deferred taxes.

Strong Free Cash Flow 2017-2021 Target In USD millions Forecasted Outflows EBITDA Double-digit growth Net Working Capital Invest $50–100 million per year Capital Expenditures Invest $100–120 million per year One-time Charges < $25 million per year Pension Contribution < $60 million per year Cash Taxes Ratably increase to 30-35% of EBT by 2021 Cash Interest Ratably decline to ~$80 million in 2021 Strong free cash flow generation

Deleveraging 4.7x Long-term leverage target is 3.0x, leaving ample opportunity to fund acquisitions Fixed to Floating Ratio 80% fixed; 20% floating through 2019 Re-priced $2.2 Billion Term Loan B Lowered annual interest cost by 50 bps in January 2017 Leverage Ratio In $USD millions Debt Maturities In $USD millions Average Cost of Debt 155 bps improvement

Capital Deployment Priorities Balance of deleveraging and growth Deleveraging Long-term leverage target of 3.0-3.5x Adjusted EBITDA Accretive Acquisitions Strategic, selective, and disciplined acquisitions Reinvest in Our Core Business Sales force development and digital tools to lower cost per transaction, improve customer experience, and expand market reach

Attractive, robust M&A pipeline Acquisitions to accelerate value creation Successful distributors Attractive risk-adjusted price Univar retains synergy upside Defined and resourced integration pre-close Our Approach Our Criteria Recent Transactions “Bite-size” approach; funded by free cash flow Market synergies Product offering; technical expertise; value-added services Geographic penetration Emerging market access Cost synergies EBITDA/free cash flow accretive Acquisitions Polymer Technologies Ltd.

Today Future State Low Growth High Leverage Financial Superior Growth Optimal Capital Structure Lean Decentralized Facilities Manual Operations Fit Optimized Supply Chain Digital Transactional Sellers Commodity Centered Volume Vendor Commercial Consultative Sales Specialty Augmentation Value Supplier Partners Univar’s Transformation

Key Investment Highlights Large, attractive and growing market Solid foundation Industry experienced management team Clear path to growth Strong free cash flow $

Non-GAAP Reconciliations Adjusted EBITDA - Adjusted EBITDA is defined as consolidated net income (loss), plus the sum of interest expense, net of interest income, income tax expense (benefit), depreciation, amortization, other operating expenses, net (which primarily consists of pension mark to market adjustments, acquisition and integration related expenses, employee stock-based compensation expense, restructuring charges, business optimization, and other unusual or non-recurring expenses), impairment charges, loss on extinguishment of debt and other income (expense), net (which consists of gains and losses on foreign currency transactions and undesignated derivative instruments, debt refinancing costs, and other non-operating activity). Adjusted EBITDA Margin - Adjusted EBITDA divided by net sales. Gross Margin - Gross Profit divided by net sales. Net Debt - Net Debt is defined as Total Debt (long-term debt, inclusive of debt discount and unamortized debt issuance costs, plus short-term financing) less cash and cash equivalents. Leverage - Net Debt divided by trailing 12 month Adjusted EBITDA. Average Cost of Debt - Weighted average effective interest rate of long-term debt facilities, inclusive of capital leases. 2016 Adjusted EBITDA $562.7 Other operating expenses, net $104.5 Depreciation/Amortization $237.9 Impairment charges $133.9 Interest expense, net $159.9 Loss on extinguishment of debt — Other expense, net $6.1 Income tax (benefit) expense ($11.2) Net income ($68.4) Note: no quantitative reconciliation is available for the 2019 and 2021 target information.